                                                                    EXHIBIT 10.4

                           FORM OF SUBSIDIARY GUARANTY

         This SUBSIDIARY GUARANTY, dated as of _____ __, ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Guaranty"), is made by each Subsidiary of Associated Materials Incorporated from time to time party hereto (each individually a "Guarantor" and collectively the "Guarantors") in favor of UBS AG, STAMFORD BRANCH, as administrative agent (together with its successor(s) thereto, in such capacity the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Credit Agreement, dated as of April 19, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Associated Materials Incorporated, as the Borrower, Associated Materials Holdings Inc., the various financial institutions and other Persons as are or may become parties thereto, as the Lenders, the Administrative Agent, Credit Suisse First Boston, Cayman Islands Branch, as Syndication Agent, CIBC World Markets Corp., as Documentation Agent, and UBS Warburg LLC and Credit Suisse First Boston Corporation, as Joint Lead Arrangers, the Lenders and the Issuers have extended Commitments to make Credit Extensions to the Borrower; and

         WHEREAS, as a condition precedent to the making of the Credit Extensions under the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, each Guarantor agrees, for the benefit of each Secured Party, as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "Guarantor" and "Guarantors" are defined in the preamble.

         "Guaranty" is defined in the preamble.

         SECTION 1.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.


                                   ARTICLE II
                               GUARANTY PROVISIONS

         SECTION 2.1. Guaranty. Each Guarantor hereby absolutely, unconditionally and irrevocably

                  (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor, now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and Section 506(b)), and

                  (b) indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorney's fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty;

provided that each Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of such Guarantor hereunder.

         SECTION 2.2. Acceleration of Guaranty. Each Guarantor agrees that, in the event of the occurrence of an Event of Default described under Section 8.1.9 of the Credit Agreement, and if such Event of Default shall occur at a time when any of the Obligations of any Obligor may not then be due and payable, such Guarantor agrees that it shall pay to the Administrative Agent for the account of the Secured Parties forthwith the full amount which would be payable hereunder by such Guarantor if all such Obligations were then due and payable.

         SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Termination Date has occurred. Each Guarantor guarantees that the Obligations of the Borrower and each other Obligor will be paid strictly in accordance with the terms of each Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any

Secured Party with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                  (a) any lack of validity, legality or enforceability of any Loan Document;

                  (b) the failure of any Secured Party (i) to assert any claim or demand or to enforce any right or remedy against the Borrower or any other Obligor or any other Person (including any other guarantor) under the provisions of any Loan Document or otherwise, or (ii) to exercise any right or remedy against any other guarantor (including any Guarantor) of, or collateral securing, any Obligations of the Borrower or any other Obligor;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower or any other Obligor, or any other extension, compromise or renewal of any Obligation of the Borrower or any other Obligor;

                  (d) any reduction, limitation, impairment or termination of any Obligations of the Borrower or any other Obligor for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Obligations of the Borrower or any other Obligor or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document;

                  (f) any addition, exchange or release of any collateral or of any Person that is (or will become) a guarantor (including any Guarantor) of the Obligations, or surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition to, or consent to or departure from, any other guaranty, held by any Secured Party securing any of the Obligations of the Borrower or any other Obligor; or

                  (g) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Obligations of the Borrower or any other Obligor, any surety or any guarantor.

         SECTION 2.4. Reinstatement, etc. Each Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must otherwise be restored to any Obligor by any Secured Party, upon the insolvency, bankruptcy or reorganization of any Obligor or otherwise, all as though such payment had not been made.

         SECTION 2.5. Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations of the Borrower or any other Obligor and of this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Obligations of the Borrower or such Obligor.

         SECTION 2.6. Postponement of Subrogation, etc. Each Guarantor hereby agrees that, at all times prior to the Termination Date, it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise. Any amount paid to any Guarantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and credited and applied against the Obligations of the Borrower and each other Obligor, whether matured or unmatured, in accordance with the terms of the Credit Agreement. In furtherance of the foregoing, each Guarantor shall, at all times prior to the Termination Date, refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or any of its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Guaranty to any Secured Party.

         SECTION 2.7. Successors, Transferees and Assigns; Transfers of Notes, etc. This Guaranty shall (a) be binding upon each Guarantor, and its successors, transferees and assigns; and (b) inure to the benefit of and be enforceable by each Secured Party. Without limiting the generality of clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce Secured Parties to enter into Rate Protection Agreements, each Guarantor represents and warrants to each Secured Party as set forth below.

         SECTION 3.1. Credit Agreement Representations and Warranties. Each Guarantor hereby represents and warrants for itself unto each Secured Party that the representations and warranties contained in Article VI of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to such Guarantor and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Article (insofar as applicable as aforesaid), and all other terms of the Credit Agreement to which reference is made therein and applicable to such Guarantor and its properties together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty to such extent by this reference as though specifically set forth in this Article.

         SECTION 3.2. Financial Condition of each Obligor. Each Guarantor has knowledge of the Borrower's and each other Obligor's financial condition and affairs and that it has adequate means to obtain from the Borrower and each such other Obligor on an ongoing basis information relating thereto and to the Borrower's and each such other Obligor's ability to pay and perform its respective Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of the Borrower or any other Obligor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower or any other Obligor that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligations.

         SECTION 3.3. Best Interests. It is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will, as a result of being a Subsidiary of the Borrower, derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuers pursuant to the Credit Agreement and the execution and delivery of Rate Protection Agreements between the Borrower or any other Obligor and certain Secured Parties, and each Guarantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrower.

                                   ARTICLE IV
                                 COVENANTS, ETC.

         SECTION 4.1. Covenants. Each Guarantor covenants and agrees that, at all times prior to the Termination Date, such Guarantor will, and will cause each of its Subsidiaries to, perform, comply with and be bound by all the agreements, covenants and obligations contained in Article VII of the Credit Agreement applicable to such Guarantor, such Subsidiary or their respective properties. Each such agreement, covenant and obligation contained in Article VII of the Credit Agreement and all related definitions and ancillary provisions are hereby incorporated into this Guaranty as though specifically set forth herein.

                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

         SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be binding upon each

Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns (to the fullest extent provided pursuant to Section 2.7); provided, that, except as provided in the Credit Agreement, this Guaranty may not be discharged and no Guarantor may assign any of its obligations hereunder without the prior written consent of the Required Lenders (or to the extent required pursuant to the Credit Agreement, all Lenders).

         SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section 11.1 of the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 5.4. Notices. All notices and other communications provided hereunder shall be in writing (including by facsimile) and addressed, delivered or transmitted, if to any Guarantor, at the address or facsimile number of the Borrower specified in the Credit Agreement, and if to the Administrative Agent, at its address or facsimile number specified in the Credit Agreement, or at such other address or facsimile number as may be designated by any such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

         SECTION 5.5. Additional Guarantors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

         SECTION 5.6. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 5.7. Headings. The various headings of this Guaranty are inserted for convenience only and shall not affect the meaning or interpretation of this Guaranty or any provisions hereof.

         SECTION 5.8. Setoff. Each Secured Party shall, upon the occurrence of any Event of Default described in Section 8.1.9 of the Credit Agreement with respect to the Borrower or, with the consent of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) such Guarantor hereby grants to each Secured Party a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Guarantor then or thereafter maintained with such Secured Party, except for any of the foregoing to the extent covered by the Bridge Escrow Agreement (as defined in the Bridge Loan Agreement); provided that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Credit Agreement. Each Secured Party agrees promptly to notify such Guarantor, the Borrower and the Administrative Agent after any such setoff and application made by such Secured Party; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

         SECTION 5.9. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 5.10. Governing Law; Entire Agreement. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Guaranty constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect hereto.

         SECTION 5.11. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY OR ANY GUARANTOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENTS' OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK IN CARE OF THE BORROWER AT THE ADDRESS OF THE BORROWER SPECIFIED IN THE CREDIT AGREEMENT. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY

CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

         SECTION 5.12. Waiver of Jury Trial. THE ADMINISTRATIVE AGENT (ON BEHALF OF THE SECURED PARTIES) AND EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY AND EACH OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF SUCH SECURED PARTIES AND SUCH GUARANTORS IN CONNECTION HEREWITH OR THEREWITH. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE LOAN DOCUMENTS.

         SECTION 5.13. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Guaranty to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                              [NAME OF GUARANTOR]


                                              By:
                                                 -------------------------------
                                                 Title:


ACCEPTED BY:

UBS AG, STAMFORD BRANCH,
  as Administrative Agent

By:
    -----------------------
    Name:
    Title:


By:
    -----------------------
    Name:
    Title:

                                                                      ANNEX I to
                                                             Subsidiary Guaranty

                    SUPPLEMENT NO. __ TO SUBSIDIARY GUARANTY

         SUPPLEMENT NO. ___, dated as of ____________ ___, _____ (this
"Supplement"), to the Subsidiary Guaranty, dated as of _____ __, ____ (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Guaranty"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to
Section 5.5 thereof (each individually a "Guarantor" and collectively the "Guarantors"), in favor of UBS AG, STAMFORD BRANCH, as administrative agent (together with its successor(s) thereto, in such capacity the "Administrative Agent") for each of the Secured Parties.

                              W I T N E S S E T H:

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty; and

         WHEREAS, the Guaranty provides that additional parties may become Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement; and

         WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, the undersigned is becoming a Guarantor under the Guaranty; and

         WHEREAS, the undersigned desires to become a "Guarantor" under the Guaranty in order to induce the Secured Parties to continue to make Credit Extensions under the Credit Agreement as consideration therefor;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. In accordance with the Guaranty, the undersigned by its signature below becomes a Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as a Guarantor and the undersigned hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, each reference to a "Guarantor" in the Guaranty shall be deemed to include the undersigned.

         SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

         SECTION 3. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

         SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired.

         SECTION 5. Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Guaranty), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

         SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK).

         SECTION 7. This Supplement shall be deemed to be a part of the Guaranty.

         SECTION 8. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to the Guaranty to be duly executed and delivered by its Authorized Officer as of the date and year first above written.

                                                  [GUARANTOR]

                                                  By:
                                                      --------------------------
                                                      Title:



ACCEPTED BY:

UBS AG, STAMFORD BRANCH,
  as Administrative Agent

By:
    --------------------------
    Title: